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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) June 26, 1995

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                          TOP AIR MANUFACTURING, INC.
                              An Iowa Corporation


  0-10571                                                      42-1155462
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Commission File Number                                        I.R.S. Employer
                                                            Identification No.

                                 406 Highway 20
                            PARKERSBURG, IOWA 50665

                 Registrant's telephone number: (319) 346-1788


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    (a) On June 26, 1995, the Registrant acquired substantially all assets of Clay Equipment Corporation ("Clay Equipment") and assumed certain liabilities of Clay Equipment related to the business of Clay Equipment in exchange for 837,666 shares of the Registrant's no par value common stock. The acquisition was effected pursuant to an Asset Purchase Agreement dated as of April 11, 1995, as amended by amendatory agreement dated May 5, 1995 (such Asset Purchase Agreement, as amended, being collectively referred to herein as the "Purchase Agreement"). Of the 837,666 shares of the Registrant's common stock issued and delivered in connection with its acquisition of Clay Equipment, 209,366 shares were deposited in escrow to secure certain indemnification obligations of Clay Equipment to the Registrant pursuant to the Purchase Agreement.

           The total purchase price for the assets acquired by the Registrant was determined by arm's length negotiation and was based upon, among other factors, (i) the current and historical financial results of Clay Equipment, and (ii) the opportunity to relocate the combined operations to a new, 85,000 square foot, manufacturing facility to be financed through grants from the Federal Economic Development Administration and the City of Cedar Falls, Iowa and leased to the Registrant by the City of Cedar Falls (with an option to buy at the expiration of the lease term).

           Other than in connection with the acquisition contemplated by the Purchase Agreement, neither Clay Equipment, Clay Holding, Inc. (the parent of Clay Equipment) nor the sole shareholder of Clay Holding, Inc. have had any material relationship with the Registrant or any of its affiliates, any director of officer of the Registrant or any associate of any such director of officer.

    (b) The assets of Clay Equipment constituting plant, equipment and other physical property were used by Clay Equipment prior to its acquisition in the design, manufacture and sale of agricultural products including a line of agricultural spreaders sold under the name of "Better Built." The Registrant intends to continue such use and does not intend to devote the assets to any other purpose.

    As indicated above, the manufacturing facility operated by Clay Equipment prior to the acquisition (the "Clay Facility") will be moved to a new facility which is expected to be completed during the first quarter of calendar 1996. The City of Cedar Falls will acquire the Clay Facility for a total purchase price of $631,500 (which proceeds were included in the assets acquired by the Registrant), and will enter into a lease agreement with the Registrant for the Registrant's occupancy thereof and the continued conduct of its manufacturing operations therein, pending the completion of the new facility.

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    ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)    Financial statements of businesses acquired.  Financial
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statements of the businesses acquired meeting the requirements of this
Item 7 (a) have been previously reported by the Registrant in its registration statement (the "Registration Statement") on Form S-4 (Reg. No. 33-59211). In accordance with General Instruction B.3 and Rule 12b-2, 17 C.F.R. Section 240.12b-2, such information is not duplicated herein.


    (b)    Pro forma financial information.  Pro forma financial
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information meeting the requirements of this Item 7 (b) has been previously reported by the Registrant in its Registration Statement. In accordance with General Instruction B.3 and Rule 12b-2, 17 C.F.R.
Section 240.12b-2, such information is not duplicated herein.

    (c)    Exhibits.  The following exhibits are filed with this report:
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
Exhibit No.                          Document
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
   2.1                  Asset Purchase Agreement dated June 26, 1995,
                        between and among Top Air Manufacturing, Inc.,
                        Clay Holding, Inc., and Clay Equipment
                        Corporation (the "Asset Purchase Agreement"),
                        filed as Exhibit 10(g) to the Registration
                        Statement, and incorporated herein by this
                        reference.

   2.2 Amendment to Asset Purchase Agreement dated as of May 5, 1995, filed as Exhibit 10(h) to the Registration Statement, and incorporated herein by this reference.

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                               SIGNATURE
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       Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 5, 1995

                                        TOP AIR MANUFACTURING, INC.



                                   By: /s/ Steven R. Lind
                                       ----------------------------------------
                                       Steven R. Lind
                                       President and Chief Executive Officer


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
                                         EXHIBIT INDEX
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
Exhibit
Number                            Description
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
  2.1               Asset Purchase Agreement dated June 26, 1995, between and
                    among Top Air Manufacturing, Inc., Clay Holding, Inc., and
                    Clay Equipment Corporation (the "Asset Purchase Agreement"),
                    filed as Exhibit 10(g) to registration statement of
                    Registrant (the "Registration Statement") on Form S-4 (Reg.
                    No. 33-59211), and incorporated herein by this reference.

  2.2               Amendment to Asset Purchase Agreement dated as of May 5,
                    1995, filed as Exhibit 10(h) to the Registration Statement, and incorporated herein by this reference.

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